UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 7, 2018

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Hugh Wallis Road South
Lafayette, LA 70508
(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2018, LHC Group, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved the Company’s 2018 Incentive Plan (the “2018 Plan”).  A total of 2,300,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2018 Plan.  A description of the material terms of the 2018 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2018.

Item 5.07. Submission of Matters to a Vote of Security Holders

The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting and the final voting results for each proposal are set forth below:

1.

Election of Directors. The stockholders elected the three (3) director nominees to serve as Class I directors of the Company for a term of three (3) years, expiring at the 2021 Annual Meeting of Stockholders.  The voting results were as follows:

Name	For	Withhold Authority	Broker Non-vote
Keith G. Myers	25,234,627	475,904	1,828,859
Ronald T. Nixon	24,877,397	833,134	1,828,859
W. Earl Reed, III	25,478,939	231,592	1,828,859

2.	Executive Compensation Advisory Vote: The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The voting results were as follows:
For	Against	Abstain	Broker Non-vote
25,025,575	672,734	12,222	1,828,859

3.	Approval of the 2018 Incentive Plan: The stockholders approved the 2018 Incentive Plan. The voting results were as follows:
For	Against	Abstain	Broker Non-vote
24,964,241	735,051	11,239	1,828,859

4.

Ratification of Selection of Public Accounting Firm. The stockholders ratified the selection of KPMG, LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.  The voting results were as follows:

For	Against	Abstain	Broker Non-vote
27,356,635	172,768	9,987	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

		By:	/s/ Joshua L. Proffitt
Joshua L. Proffitt
Executive Vice President and Chief
Financial Officer

Dated:	June 12, 2018